Reserve Fund	12 Months Ended
Dec. 31, 2022
Reserve Fund [Abstract]
RESERVE FUND

NOTE 5: RESERVE FUND

In connection with the INX Token Offering, INX committed to reserve 75% of the gross proceeds less payments to underwriters from its initial public offering in excess of $25,000 to be available to cover customer and INX’s losses, if any, that result from cybersecurity breaches or theft, errors in execution of the trading platform or its technology, and counterparty defaults, including instances where counterparties lack sufficient collateral to cover losses. INX refers to this amount as the “Reserve Fund”.

On July 13, 2021, the INX’s Board of Directors approved the Investment Policy of the Reserve Fund. Per the approved Policy, as amended on August 11, 2022, the Reserve Fund, post the amendment, shall be invested as follows: minimum 15% in cash and bank deposits, up to 70% in U.S Treasury securities, up to 20% shall be invested in exchange traded funds and up to 50% in corporate bonds and other instruments with lowest investment grade rating of BBB.

As of December 31, 2022, and 2021, INX has segregated $36,023, which is restricted as the Reserve Fund. The Reserve Fund is comprised of cash and cash equivalents, U.S. Treasury securities and corporate bonds held at banks and brokerage firms as follows:

	December 31, 2022	December 31, 2021
a. Cash and cash equivalents	$5,824	$21,987

b. Financial assets at fair value:
Short-term investments (*)
U.S. Treasury securities	6,141	-
Corporate bonds – marketable investments	12,332	-
Total short-term investments	18,473	-

Long-term investments (*)
U.S. Treasury securities	474	-
Corporate bonds and loans (principally) – marketable investments	11,252	14,036
Total long-term investments	11,726	14,036

	$36,023	$36,023

(*)	Classified as level 1 inputs in the fair value hierarchy.